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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported):  January 19, 1999
                                                 ----------------------


                              Sundance Homes, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Illinois                       0-21900                  36-3111764
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)


          150 West Center Court, Schaumburg, Illinois          60195
          -------------------------------------------       ----------
            (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code (847) 255-5555
                                                          --------------
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Item 5.   Other Events.

     The Company is a party to an $80 million Revolving Credit Loan Agreement
(the "Loan Agreement") with LaSalle National Bank, American National Bank and
Trust Company of Chicago and BankBoston, NA (collectively, "the Lenders"). As of September 30, 1998, the Company had violated certain covenants set forth in the Loan Agreement, including certain financial covenants, specifically those related to net worth and net income. On December 1, 1998, the Company's Lenders declared a "default" under the Loan Agreement. On January 14, 1999, the Company and its Lenders entered into a Forbearance and Loan Modification Agreement (the
"Forbearance Agreement") effective as of December 15, 1998 which is attached hereto as Exhibit 10.1.

     The Forbearance Agreement includes the following terms:

     1.   Existing defaults have been waived.
     2. Significant limitations have been placed on the Company's ability to acquire new land.
     3. The Lenders have no further commitment or obligation to fund the 130 unit condominium apartment project known as Plaza 32 in Chicago, Illinois.
     4.   Interest rates have been increased from prime plus 0.75% to prime plus
          3.0% and there is no longer a LIBOR option.
     5. Certain financial penalties shall be imposed if certain revised covenants are not met in the future.
     6.   The maximum loan amount has been systematically reduced.
     7.   The maturity date has been changed to January 3, 2000.
     8. Other various credit limiting and monitoring devices have been imposed.


Item 7.   Financial Statements and Exhibits.


(c)  Exhibits.

     Exhibit No.   Description
     -----------   -----------

     10.1          Forbearance and Loan Modification Agreement, dated as of
                   December 15, 1998 by and between Sundance Homes, Inc.,
                   LaSalle National Bank, American National Bank and Trust
                   Company of Chicago and BankBoston, N.A. The Purchaser agrees to furnish supplementally to the Commission upon request, copies of any omitted exhibits or schedules to the Forbearance Agreement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUNDANCE HOMES, INC.



                              By:   /s/ JOSEPH ATKIN
                                 ----------------------------------------------
                                    Joseph Atkin
                                    Vice President and Chief Financial Officer



Dated: January 19, 1999

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                                 Exhibit Index
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

Exhibit #                               Item
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
   10.1      Forbearance and Loan Modification Agreement, dated as of
             December 15, 1998 by and between Sundance Homes, Inc., LaSalle
             National Bank, American National Bank and Trust Company of Chicago
             and BankBoston, N.A.

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